Exhibit 10.4

DATED ____________________ 2023

BETWEEN

TEN-LEAGUE CORPORATIONS PTE. LTD.

AND

TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

SHARE SWAP AGREEMENT

in respect of ordinary shares in the capital of Ten-League Engineering & Technology Pte. Ltd.

THIS SHARE SWAP AGREEMENT (this “Agreement”) is made on                                                         2023

BETWEEN:

(1)	TEN-LEAGUE CORPORATIONS PTE. LTD. (Company Registration No. 199804716W), a private company incorporated in Singapore with its registered address at 16 Gul Drive, Singapore 629467 (“Ten-League Corp”); and

(2)	TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED (Company Registration No. 398678), an exempted company incorporated in Cayman Islands with limited liability with its registered address at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands (“Ten-League International”),

(collectively, the “Parties” and each, a “Party”).

WHEREAS:

(A)	Ten-League Engineering & Technology Pte. Ltd. (Company Registration No. 201428673N), a private company incorporated in Singapore with its registered address at 16 Gul Drive, Singapore 629467 (“Ten-League (E&T)”), has an issued and paid-up share capital comprising 500,000 ordinary shares (the “Sale Shares”) which are 100% owned by Ten-League Corp.

(B)	Ten-League International is registered as an exempted company in the Cayman Islands and its authorised share capital is US$500,000 divided into 500,000,000 ordinary shares of a nominal or par value of US$0.001 each.

(C)	In connection with the proposed listing of Ten-League International, as part of a restructuring exercise, Ten-League Corp intends to transfer the Sale Shares to Ten-League Venture Capital Limited (Company Registration No. 2125923), a BVI business company incorporated in the British Virgin Islands with limited liability and a wholly-owned subsidiary of Ten-League International (the “Nominee”) (as nominee of Ten League International) in consideration of the allotment and issue by Ten-League International of one (1) new ordinary share in the capital of Ten-League International (the “Consideration Share”) credited as fully paid-up to Ten-League Corp, subject to the terms and conditions of this Agreement.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement, unless the context otherwise requires:

“ACRA” has the meaning ascribed to it in Clause 3.1(b)(iii) of this Agreement;

“Business Day” means any day (other than a Saturday, Sunday or any gazetted public holiday in Singapore) on which the commercial banks are open for business in Singapore, the Cayman Islands and the British Virgin Islands;

“Completion” means completion of the Share Swap;

“Completion Date” means the date of Completion;

“Conditions” has the meaning ascribed to it in Clause 3.1 of this Agreement;

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“Consideration Share” has the meaning ascribed to it in Recital (C) of this Agreement;

“Encumbrance” means any mortgage, charge, lien, pledge, option, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or any other security interest of any kind, including a retention of title arrangement;

“Nominee” has the meaning ascribed to it in Recital (C) of this Agreement;

“Sale Shares” has the meaning ascribed to it in Recital (A) of this Agreement;

“Share Swap” has the meaning ascribed to it in Clause 2 of this Agreement;

“Ten-League (E&T)” has the meaning ascribed to it in Recital (A) of this Agreement;

“Warranties” means the representations and warranties set out in Clauses 5.1 and 5.2 of this Agreement; and

“S$” means the lawful currency of the Republic of Singapore.

1.2	References to any statute or statutory provision shall be construed as references to such statute as amended or re-enacted or modified from time to time (whether before or after the date of this Agreement).

1.3	References to a “Clause” or a “Recital” shall mean a clause or a recital of this Agreement. The headings are inserted for convenience only and shall not affect the construction of the provisions of this Agreement.

1.4	Headings and titles are for convenience only and do not affect the interpretation of this Agreement.

1.5	Words importing the singular shall include the plural and vice versa, words importing a specific gender shall include the other genders (male, female or neuter).

1.6	Reference to a “person” shall include any individual, corporation, company, partnership, firm, trustee, trust, executor, administrator, legal personal representative, unincorporated association, joint venture, syndicate, business enterprise, or any governmental, administrative or regulatory authority or agency; and in each case, its successors and assigns and persons deriving title under or through it, in whole or in part, and any person which replaces any party to any document in its respective role thereunder, whether by assuming the rights and obligations of the party being replaced or whether by executing a document in or substantially in the form of the document it replaces.

2.	SHARE SWAP

Subject to the terms and conditions of this Agreement:

(a)	Ten-League Corp shall transfer the Sale Shares, representing the entire issued and paid-up share capital of Ten League (E&T), to the Nominee (as nominee of Ten-League International) free from all Encumbrances and together with all rights, dividends, benefits and entitlements attaching thereto as at the Completion Date; and

(b)	in consideration of the aforementioned transfer of the Sale Shares, Ten-League International shall allot and issue one (1) Consideration Share credited as fully paid-up to Ten-League Corp, and Ten-League Corp hereby agrees to subscribe for such Consideration Share on the terms set out herein,

(collectively, the “Share Swap”).

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3.	CONDITIONS PRECEDENT

3.1	Completion shall be conditional upon the following conditions (the “Conditions”):

(a)	the specific approval from the board of directors of Ten-League Corp and (to the extent necessary) the shareholder(s) of Ten-League Corp being obtained for the entering into, delivery and performance of this Agreement;

(b)	the specific approval from the board of directors of Ten-League International being obtained for the entering into, delivery and performance of this Agreement, including but not limited to:

(i)	the allotment and issue of the Consideration Share to Ten-League Corp in consideration of the transfer of the Sale Shares by Ten-League Corp to the Nominee;

(ii)	the issue of a new share certificate in the name of Ten-League Corp in respect of the Consideration Share; and

(iii)	the entry of the name and details of Ten-League Corp in the register of members and other corporate records of Ten-League International by Walkers Corporate Limited, the registered office provider of Ten-League International, in respect of the Consideration Share;

(c)	the specific approval from the board of directors of Ten-League (E&T) and (to the extent necessary) the shareholder(s) of Ten-League (E&T) being obtained for:

(i)	the transfer of the Sale Shares from Ten-League Corp to the Nominee (as nominee of Ten-League International);

(ii)	the cancellation of the existing share certificate(s) in respect of the Sale Shares and the issue of a new share certificate in the name of the Nominee (as nominee of Ten-League International); and

(iii)	the entry of the name of the Nominee (as nominee of Ten-League International) in the electronic register of members and other corporate records of Ten League (E&T), and the filing with ACRA, in order to register the Nominee (as nominee of Ten-League International) as the legal and beneficial owner of the Sale Shares;

(d)	any other approvals or consents of any government or regulatory authorities or third parties being obtained for the Share Swap, if required, and where such approvals or consents are subject to any conditions, such conditions being acceptable to each of the Parties (to the extent that such Party is affected by the conditions); and

(e)	the Warranties being true and accurate in all material respects as at the date of this Agreement and the Completion Date.

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3.2	If any of the foregoing Conditions is not satisfied by 31 August 2023 (or such other date as may be agreed in writing by the Parties), this Agreement shall forthwith terminate and the obligations of the Parties hereunder shall cease and be of no further effect, and no Party shall have any claim against the other Party for any costs, damages, losses or compensation.

4.	COMPLETION

4.1	Completion shall take place at such date and place as may be agreed by the Parties after the Conditions set out in Clause 3.1 above have been satisfied.

4.2	At Completion, Ten-League Corp shall deliver (or procure the delivery of) to Ten-League International:

(a)	the share transfer form, duly executed by Ten-League Corp, to transfer the Sale Shares to the Nominee (as nominee of Ten-League International), and the existing share certificate(s) in respect of the Sale Shares;

(b)	the duly completed Form E4A and Working Sheet D in respect of the transfer of the Sale Shares as required by the Inland Revenue Authority of Singapore;

(c)	a copy of the resolutions passed by the board of directors and (to the extent necessary) the shareholder(s) of Ten-League Corp approving the matters referred to in Clause 3.1(a) above;

(d)	a copy of the resolutions passed by the board of directors and (to the extent necessary) the shareholder(s) of Ten-League (E&T) approving the matters referred to in Clause 3.1(c) above;

(e)	a copy of the notice of transfer of shares duly filed with ACRA evidencing the transfer of the Sale Shares from Ten-League Corp to the Nominee (as nominee of Ten-League International);

(f)	a copy of Ten-League (E&T)’s electronic register of members reflecting the Nominee (as nominee of Ten-League International) as the holder of the Sale Shares; and

(g)	the new share certificate in the name of the Nominee (as nominee of Ten-League International) in respect of the Sale Shares.

4.3	At Completion, and against compliance with Clause 4.2 above, Ten-League International shall deliver to Ten-League Corp:

(a)	a copy of the resolutions passed by the board of directors of Ten-League International approving the matters referred to in Clause 3.1(b) above;

(b)	a copy of Ten-League International’s register of members reflecting Ten-League Corp as the holder of the Consideration Share; and

(c)	the new share certificate in the name of Ten-League Corp in respect of the Consideration Share.

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4.4	In the event that any of the Parties fails to comply with its obligations under this Clause 4, the other Party shall, in addition to and without prejudice to any other rights or remedies available to it, be entitled to (i) continue to effect Completion to the extent practicable, having regard to the non-compliance, (ii) rescind this Agreement or (iii) fix a new date for Completion.

5.	REPRESENTATIONS AND WARRANTIES

5.1	Each Party represents to the other that, as at the date of this Agreement and on the Completion Date:

(a)	it is duly incorporated and validly existing under the laws of its incorporation;

(b)	it has full corporate power and legal capacity to enter into this Agreement and exercise all its rights and perform all its obligations hereunder, and this Agreement constitutes valid, binding and enforceable obligations on its part; and

(c)	the entry into this Agreement, the exercise of its rights and performance of its obligations hereunder, will not be in conflict with (i) its constitution, (ii) any applicable laws and regulations or any order, injunction or decree of any competent court of law, government or regulatory authority or (iii) any agreement, instrument, undertaking, covenant to which it is a party or by which it is bound.

5.2	Ten-League Corp further represents and warrants to Ten-League International that, as at the date of this Agreement and on the Completion Date:

(a)	it is the legal and beneficial owner of the Sale Shares; and

(b)	it has the right to sell and transfer the Sale Shares, free from all Encumbrances and together with all rights, dividends, benefits and other entitlements attaching thereto as at the Completion Date, and no other person has any pre-emption rights over the Sale Shares.

5.3	If, prior to the Completion Date, any event or circumstance shall occur which will or is likely to result in any Warranty being untrue or incorrect in any material respect as at Completion, the relevant Party, upon becoming aware, shall immediately notify the other Party in writing.

5.4	The Warranties shall not in any way be extinguished or affected by Completion.

6.	STAMP DUTY

Any stamp duty payable in relation to the transfer of the Sale Shares under this Agreement or any other document executed pursuant thereto shall be borne by the Nominee.

7.	NON-WAIVER OF RIGHTS

No failure or delay on the part of any Party to exercise any right or remedy conferred under this Agreement shall operate as a waiver of such right or remedy, and no single or partial exercise of any right or remedy under this Agreement shall preclude any further exercise thereof or the exercise of any other rights or remedies.

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8.	FURTHER ASSURANCE

Each of the Parties hereby undertakes that it shall execute and deliver such agreements, deeds, instruments, certificates or other documents, and shall do such acts and things, take such steps and make such arrangements as any other Party may from time to time reasonably require to give effect to the provisions of this Agreement.

9.	SEVERABILITY

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any applicable law or regulation, such provision shall to that extent be deemed not to form part of this Agreement, and the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

10.	COUNTERPARTS

This Agreement may be signed in any number of counterparts and by the Parties on separate counterparts, all of which when taken together shall constitute one and the same document. The delivery of a copy of a signed counterpart by way of facsimile transmission or electronic mail shall be deemed to be a valid and effectual signing thereof.

11.	RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce or enjoy the benefit of any provision of this Agreement.

12.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Singapore, and the Parties agree to submit to the exclusive jurisdiction of the courts of Singapore.

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This Agreement has been executed by the Parties on the day and year first written.

TEN-LEAGUE CORPORATIONS PTE. LTD.

SIGNED BY:

For and on behalf of
TEN-LEAGUE CORPORATIONS PTE. LTD.

Name:
Designation:

TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

SIGNED BY:

For and on behalf of

TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

Name:
Designation:

DATED ____________________ 2023

BETWEEN

TEN-LEAGUE CORPORATIONS PTE. LTD.

AND

TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

SHARE SWAP AGREEMENT

in respect of ordinary shares in the capital of Ten-League Port Engineering Solutions Pte. Ltd.

THIS SHARE SWAP AGREEMENT (this “Agreement”) is made on 2023

BETWEEN:

(1)	TEN-LEAGUE CORPORATIONS PTE. LTD. (Company Registration No. 199804716W), a private company incorporated in Singapore with its registered address at 16 Gul Drive, Singapore 629467 (“Ten-League Corp”); and

(2)	TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED (Company Registration No. 398678), an exempted company incorporated in Cayman Islands with limited liability with its registered address at Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands (“Ten-League International”),

(collectively, the “Parties” and each, a “Party”).

WHEREAS:

(A)	Ten-League Port Engineering Solutions Pte. Ltd. (Company Registration No. 201415553G), a private company incorporated in Singapore with its registered address at 16 Gul Drive, Singapore 629467 (“Ten-League (PES)”), has an issued and paid-up share capital comprising 382,805 ordinary shares (the “Sale Shares”) which are 100% owned by Ten-League Corp.

(B)	Ten-League International is registered as an exempted company in the Cayman Islands and its authorised share capital is US$500,000 divided into 500,000,000 ordinary shares of a nominal or par value of US$0.001 each.

(C)	In connection with the proposed listing of Ten-League International, as part of a restructuring exercise, Ten-League Corp intends to transfer the Sale Shares to Ten-League Venture Capital Limited (Company Registration No. 2125923), a BVI business company incorporated in the British Virgin Islands with limited liability and a wholly-owned subsidiary of Ten-League International (the “Nominee”) (as nominee of Ten League International) in consideration of the allotment and issue by Ten-League International of one (1) new ordinary share in the capital of Ten-League International (the “Consideration Share”) credited as fully paid-up to Ten-League Corp, subject to the terms and conditions of this Agreement.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS

1.1	In this Agreement, unless the context otherwise requires:

“ACRA” has the meaning ascribed to it in Clause 3.1(b)(iii) of this Agreement;

“Business Day” means any day (other than a Saturday, Sunday or any gazetted public holiday in Singapore) on which the commercial banks are open for business in Singapore, the Cayman Islands and the British Virgin Islands;

“Completion” means completion of the Share Swap;

“Completion Date” means the date of Completion;

“Conditions” has the meaning ascribed to it in Clause 3.1 of this Agreement;

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“Consideration Share” has the meaning ascribed to it in Recital (C) of this Agreement;

“Encumbrance” means any mortgage, charge, lien, pledge, option, right to acquire, assignment by way of security, trust arrangement for the purpose of providing security or any other security interest of any kind, including a retention of title arrangement;

“Nominee” has the meaning ascribed to it in Recital (C) of this Agreement;

“Sale Shares” has the meaning ascribed to it in Recital (A) of this Agreement;

“Share Swap” has the meaning ascribed to it in Clause 2 of this Agreement;

“Ten-League (PES)” has the meaning ascribed to it in Recital (A) of this Agreement;

“Warranties” means the representations and warranties set out in Clauses 5.1 and 5.2 of this Agreement; and

“S$” means the lawful currency of the Republic of Singapore.

1.2	References to any statute or statutory provision shall be construed as references to such statute as amended or re-enacted or modified from time to time (whether before or after the date of this Agreement).

1.3	References to a “Clause” or a “Recital” shall mean a clause or a recital of this Agreement. The headings are inserted for convenience only and shall not affect the construction of the provisions of this Agreement.

1.4	Headings and titles are for convenience only and do not affect the interpretation of this Agreement.

1.5	Words importing the singular shall include the plural and vice versa, words importing a specific gender shall include the other genders (male, female or neuter).

1.6	Reference to a “person” shall include any individual, corporation, company, partnership, firm, trustee, trust, executor, administrator, legal personal representative, unincorporated association, joint venture, syndicate, business enterprise, or any governmental, administrative or regulatory authority or agency; and in each case, its successors and assigns and persons deriving title under or through it, in whole or in part, and any person which replaces any party to any document in its respective role thereunder, whether by assuming the rights and obligations of the party being replaced or whether by executing a document in or substantially in the form of the document it replaces.

2.	SHARE SWAP

Subject to the terms and conditions of this Agreement:

(a)	Ten-League Corp shall transfer the Sale Shares, representing the entire issued and paid-up share capital of Ten League (PES), to the Nominee (as nominee of Ten-League International) free from all Encumbrances and together with all rights, dividends, benefits and entitlements attaching thereto as at the Completion Date; and

(b)	in consideration of the aforementioned transfer of the Sale Shares, Ten-League International shall allot and issue one (1) Consideration Share credited as fully paid-up to Ten-League Corp, and Ten-League Corp hereby agrees to subscribe for such Consideration Share on the terms set out herein.

(collectively, the “Share Swap”).

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3.	CONDITIONS PRECEDENT

3.1	Completion shall be conditional upon the following conditions (the “Conditions”):

(a)	the specific approval from the board of directors of Ten-League Corp and (to the extent necessary) the shareholder(s) of Ten-League Corp being obtained for the entering into, delivery and performance of this Agreement;

(b)	the specific approval from the board of directors of Ten-League International being obtained for the entering into, delivery and performance of this Agreement, including but not limited to:

(i)	the allotment and issue of the Consideration Share to Ten-League Corp in consideration of the transfer of the Sale Shares by Ten-League Corp to the Nominee;

(ii)	the issue of a new share certificate in the name of Ten-League Corp in respect of the Consideration Share; and

(iii)	the entry of the name and details of Ten-League Corp in the register of members and other corporate records of Ten-League International by Walkers Corporate Limited, the registered office provider of Ten-League International, in respect of the Consideration Share;

(c)	the specific approval from the board of directors of Ten-League (PES) and (to the extent necessary) the shareholder(s) of Ten-League (PES) being obtained for:

(i)	the transfer of the Sale Shares from Ten-League Corp to the Nominee (as nominee of Ten-League International);

(ii)	the cancellation of the existing share certificate(s) in respect of the Sale Shares and the issue of a new share certificate in the name of the Nominee (as nominee of Ten-League International); and

(iii)	the entry of the name of the Nominee (as nominee of Ten-League International) in the electronic register of members and other corporate records of Ten League (PES), and the filing with ACRA, in order to register the Nominee (as nominee of Ten-League International) as the legal and beneficial owner of the Sale Shares;

(d)	any other approvals or consents of any government or regulatory authorities or third parties being obtained for the Share Swap, if required, and where such approvals or consents are subject to any conditions, such conditions being acceptable to each of the Parties (to the extent that such Party is affected by the conditions); and

(e)	the Warranties being true and accurate in all material respects as at the date of this Agreement and the Completion Date.

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3.2	If any of the foregoing Conditions is not satisfied by 31 August 2023 (or such other date as may be agreed in writing by the Parties), this Agreement shall forthwith terminate and the obligations of the Parties hereunder shall cease and be of no further effect, and no Party shall have any claim against the other Party for any costs, damages, losses or compensation.

4.	COMPLETION

4.1	Completion shall take place at such date and place as may be agreed by the Parties after the Conditions set out in Clause 3.1 above have been satisfied.

4.2	At Completion, Ten-League Corp shall deliver (or procure the delivery of) to Ten-League International:

(a)	the share transfer form, duly executed by Ten-League Corp, to transfer the Sale Shares to the Nominee (as nominee of Ten-League International), and the existing share certificate(s) in respect of the Sale Shares;

(b)	the duly completed Form E4A and Working Sheet D in respect of the transfer of the Sale Shares as required by the Inland Revenue Authority of Singapore;

(c)	a copy of the resolutions passed by the board of directors and (to the extent necessary) the shareholder(s) of Ten-League Corp approving the matters referred to in Clause 3.1(a) above;

(d)	a copy of the resolutions passed by the board of directors and (to the extent necessary) the shareholder(s) of Ten-League (PES) approving the matters referred to in Clause 3.1(c) above;

(e)	a copy of the notice of transfer of shares duly filed with ACRA evidencing the transfer of the Sale Shares from Ten-League Corp to the Nominee (as nominee of Ten-League International);

(f)	a copy of Ten-League (PES)’s electronic register of members reflecting the Nominee (as nominee of Ten-League International) as the holder of the Sale Shares; and

(g)	the new share certificate in the name of the Nominee (as nominee of Ten-League International) in respect of the Sale Shares.

4.3	At Completion, and against compliance with Clause 4.2 above, Ten-League International shall deliver to Ten-League Corp:

(a)	a copy of the resolutions passed by the board of directors of Ten-League International approving the matters referred to in Clause 3.1(b) above;

(b)	a copy of Ten-League International’s register of members reflecting Ten-League Corp as the holder of the Consideration Share; and

(c)	the new share certificate in the name of Ten-League Corp in respect of the Consideration Share.

4.4	In the event that any of the Parties fails to comply with its obligations under this Clause 4, the other Party shall, in addition to and without prejudice to any other rights or remedies available to it, be entitled to (i) continue to effect Completion to the extent practicable, having regard to the non-compliance, (ii) rescind this Agreement or (iii) fix a new date for Completion.

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5.	REPRESENTATIONS AND WARRANTIES

5.1	Each Party represents to the other that, as at the date of this Agreement and on the Completion Date:

(a)	it is duly incorporated and validly existing under the laws of its incorporation;

(b)	it has full corporate power and legal capacity to enter into this Agreement and exercise all its rights and perform all its obligations hereunder, and this Agreement constitutes valid, binding and enforceable obligations on its part; and

(c)	the entry into this Agreement, the exercise of its rights and performance of its obligations hereunder, will not be in conflict with (i) its constitution, (ii) any applicable laws and regulations or any order, injunction or decree of any competent court of law, government or regulatory authority or (iii) any agreement, instrument, undertaking, covenant to which it is a party or by which it is bound.

5.2	Ten-League Corp further represents and warrants to Ten-League International that, as at the date of this Agreement and on the Completion Date:

(a)	it is the legal and beneficial owner of the Sale Shares; and

(b)	it has the right to sell and transfer the Sale Shares, free from all Encumbrances and together with all rights, dividends, benefits and other entitlements attaching thereto as at the Completion Date, and no other person has any pre-emption rights over the Sale Shares.

5.3	If, prior to the Completion Date, any event or circumstance shall occur which will or is likely to result in any Warranty being untrue or incorrect in any material respect as at Completion, the relevant Party, upon becoming aware, shall immediately notify the other Party in writing.

5.4	The Warranties shall not in any way be extinguished or affected by Completion.

6.	STAMP DUTY

Any stamp duty payable in relation to the transfer of the Sale Shares under this Agreement or any other document executed pursuant thereto shall be borne by the Nominee.

7.	NON-WAIVER OF RIGHTS

No failure or delay on the part of any Party to exercise any right or remedy conferred under this Agreement shall operate as a waiver of such right or remedy, and no single or partial exercise of any right or remedy under this Agreement shall preclude any further exercise thereof or the exercise of any other rights or remedies.

8.	FURTHER ASSURANCE

Each of the Parties hereby undertakes that it shall execute and deliver such agreements, deeds, instruments, certificates or other documents, and shall do such acts and things, take such steps and make such arrangements as any other Party may from time to time reasonably require to give effect to the provisions of this Agreement.

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9.	SEVERABILITY

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any applicable law or regulation, such provision shall to that extent be deemed not to form part of this Agreement, and the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

10.	COUNTERPARTS

This Agreement may be signed in any number of counterparts and by the Parties on separate counterparts, all of which when taken together shall constitute one and the same document. The delivery of a copy of a signed counterpart by way of facsimile transmission or electronic mail shall be deemed to be a valid and effectual signing thereof.

11.	RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce or enjoy the benefit of any provision of this Agreement.

12.	GOVERNING LAW AND JURISDICTION

This Agreement shall be governed by and construed in accordance with the laws of Singapore, and the Parties agree to submit to the exclusive jurisdiction of the courts of Singapore.

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This Agreement has been executed by the Parties on the day and year first written.

TEN-LEAGUE CORPORATIONS PTE. LTD.

SIGNED BY:

For and on behalf of
TEN-LEAGUE CORPORATIONS PTE. LTD.

Name:
Designation:

TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

SIGNED BY:

For and on behalf of
TEN-LEAGUE INTERNATIONAL HOLDINGS LIMITED

Name:
Designation: